Exhibit 99.1

Avnet Reports Third Quarter Fiscal 2023 Financial Results

Third quarter sales of $6.5 billion and diluted EPS of $2.03 exceeded guidance

Electronic Components achieved operating margin of 5.0%

PHOENIX – May 3, 2023 – Avnet, Inc. (Nasdaq: AVT) today announced results for its third quarter ended April 1, 2023.

Commenting on the Company’s financial results, Avnet Chief Executive Officer Phil Gallagher stated, “I am pleased with our results this quarter as our team delivered another quarter of year-over-year sales and operating margin growth. We delivered record quarterly operating income in our Electronic Components business to help us achieve our stated goal of 5% operating margin. I am proud of our team’s dedication and commitment to continuously execute and deliver value to our customer and supplier partners.”

Fiscal Third Quarter Key Financial Highlights:

●	Sales of $6.5 billion up 0.4% year over year from $6.5 billion.
o	On a constant currency basis, sales increased 3.4% year over year.
●	Diluted earnings per share increased to $2.03, compared with $1.84 in the prior year quarter.
o	Adjusted diluted earnings per share of $2.00, compared with $2.15 in the prior year quarter.
o	Higher interest expense and foreign currency exchange rates negatively impacted year over year adjusted diluted earnings per share by $0.37 and $0.09, respectively.
●	Operating income margin of 4.8%, increased 58 basis points year over year.
o	Adjusted operating income margin of 4.8%, increased 15 basis points year over year.
o	Year over year adjusted operating income grew more than two times greater than sales in constant currency.
●	Electronic Components operating income margin of 5.0%, increased 64 basis points year over year, and increased 34 basis points sequentially.
●	Farnell operating income margin of 9.0% was flat sequentially.
●	Generated $18.3 million of cash flow from operations during the quarter.
●	Returned $26.5 million to shareholders in dividends during the quarter.

Key Financial Metrics

($ in millions, except per share data)

Third Quarter Results (GAAP)
	Mar – 23	Mar – 22	Change Y/Y		Dec – 22	Change Q/Q
Sales	$6,514.6	$6,488.1	0.4%		$6,717.5	(3.0)%
Operating Income	$313.6	$274.4	14.3%		$299.0	4.9%
Operating Income Margin	4.8%	4.2%	58	bps	4.5%	36	bps
Diluted Earnings Per Share (EPS)	$2.03	$1.84	10.3%		$2.63	(22.8)%
Third Quarter Results (Non-GAAP)(1)
	Mar – 23	Mar – 22	Change Y/Y		Dec – 22	Change Q/Q
Adjusted Operating Income	$314.5	$303.7	3.5%		$300.5	4.7%
Adjusted Operating Income Margin	4.8%	4.7%	15	bps	4.5%	36	bps
Adjusted Diluted Earnings Per Share (EPS)	$2.00	$2.15	(7.0)%		$2.00	-%
Segment and Geographical Mix
	Mar – 23	Mar – 22	Change Y/Y		Dec – 22	Change Q/Q
Electronic Components (EC) Sales	$6,059.6	$6,019.1	0.7%		$6,309.5	(4.0)%
EC Operating Income Margin	5.0%	4.4%	64	bps	4.7%	34	bps
Farnell Sales	$455.0	$469.0	(3.0)%		$408.0	11.5%
Farnell Operating Income Margin	9.0%	14.9%	(589)	bps	9.0%	(5)	bps
Americas Sales	$1,714.9	$1,627.2	5.4%		$1,681.2	2.0%
EMEA Sales	$2,393.4	$2,185.7	9.5%		$2,255.9	6.1%
Asia Sales	$2,406.3	$2,675.2	(10.1)%		$2,780.4	(13.5)%

(1)	A reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the “Non-GAAP Financial Information” section of this press release.

Outlook for the Fourth Quarter of Fiscal 2023 Ending on July 1, 2023

	Guidance Range	Midpoint
Sales	$6.10B – $6.40B	$6.25B
Adjusted Diluted EPS	$1.60 – $1.70	$1.65

The above guidance is based upon current market conditions and implies a sequential growth rate range of down 1% to 6% and assumes below seasonal changes in sales across all regions.

The above guidance also excludes restructuring, integration and other expenses, amortization of intangibles, gains on legal settlements and certain income tax adjustments. The above guidance assumes similar interest expense to the third quarter and an effective tax rate of between 22% and 26%. The above guidance assumes 93 million average diluted shares outstanding and average currency exchange rates as shown in the table below:

	Q4 Fiscal
	2023	Q3 Fiscal	Q4 Fiscal
	Guidance	2023	2022
Euro to U.S. Dollar	$1.10	$1.07	$1.06
GBP to U.S. Dollar	$1.25	$1.21	$1.26

Today’s Conference Call and Webcast Details

Avnet will host a conference call and webcast today at 1:30 p.m. PT / 4:30 p.m. ET to discuss its financial results, provide a business update and answer questions.

●	Live conference call: 877-407-8112 (domestic) or 201-689-8840 (international)
●	Conference call replay available through May 10, 2023: 877-660-6853 or 201-612-7415 and using Conference ID: 13737419
●	Live and archived webcast can be accessed via Avnet’s Investor Relations web page at: https://ir.avnet.com

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of the Company. You can find many of these statements by looking for words like “believes,” “projected”, “plans,” “expects,” “anticipates,” “should,” “will,” “may,” “estimates” or similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. The following important factors, in addition to those discussed elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2022 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, could affect the Company’s future results of operations, and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements: geopolitical events and military conflicts; pandemics and other health-related crises, including COVID-19; competitive pressures among distributors of electronic components; an industry down-cycle in semiconductors, including supply shortages; relationships with key suppliers and allocations of products by suppliers, including increased non-cancellable/non-returnable orders; accounts receivable defaults; risks relating to the Company’s international sales and operations, including risks relating to the ability to repatriate cash, foreign currency fluctuations, inflation, duties and taxes, sanctions and trade restrictions, and compliance with international and U.S. laws; risks relating to acquisitions, divestitures and investments; adverse effects on the Company’s supply chain, operations of its distribution centers, shipping costs, third-party service providers, customers and suppliers, including as a result of issues caused by military conflicts, terrorist attacks, natural and weather-related disasters, pandemics and health related crises, warehouse modernization, and relocation efforts; risks related to cyber security attacks, other privacy and security incidents and information systems failures, including related to current or future implementations, integrations and upgrades; general economic and business conditions (domestic, foreign and global) affecting the Company’s operations and financial performance and, indirectly, the Company’s credit ratings, debt covenant compliance, liquidity and access to financing; constraints on employee retention and hiring; and legislative or regulatory changes.

Any forward-looking statement speaks only as of the date on which that statement is made. Except as required by law, the Company assumes no obligation to update any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made.

About Avnet

As a leading global technology distributor and solutions provider, Avnet has served customers’ evolving needs for an entire century. We support customers at each stage of a product’s lifecycle, from idea to design and from prototype to production. Our unique position at the center of the technology value chain enables us to accelerate the design and supply stages of product development so customers can realize revenue faster. Decade after decade, Avnet helps its customers and suppliers around the world realize the transformative possibilities of technology. Learn more about Avnet at www.avnet.com. (AVT_IR)

Investor Relations Contact

InvestorRelations@Avnet.com

Media Relations Contact

Jeanne Forbis, 480-643-7499

Jeanne.Forbis@Avnet.com

AVNET, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Third Quarters Ended		Nine Months Ended
	April 1,	April 2,	April 1,	April 2,
	2023	2022	2023	2022

	(Thousands, except per share data)
Sales	$6,514,619	$6,488,143	$19,982,273	$17,938,055
Cost of sales	5,702,771	5,675,110	17,618,151	15,752,295
Gross profit	811,848	813,033	2,364,122	2,185,760
Selling, general and administrative expenses	498,219	512,364	1,460,984	1,499,904
Russian-Ukraine conflict related expenses	—	26,261	—	26,261
Restructuring, integration and other expenses	—	—	—	5,272
Operating income	313,629	274,408	903,138	654,323
Other income (expense), net	1,653	(469)	3,452	858
Interest and other financing expenses, net	(71,695)	(25,914)	(175,813)	(70,388)
Gain on legal settlements	—	—	61,705	—
Income before taxes	243,587	248,025	792,482	584,793
Income tax expense	56,161	64,608	176,910	139,237
Net income	$187,426	$183,417	$615,572	$445,556

Earnings per share:
Basic	$2.05	$1.86	$6.67	$4.50
Diluted	$2.03	$1.84	$6.58	$4.44

Shares used to compute earnings per share:
Basic	91,436	98,659	92,226	99,113
Diluted	92,456	99,486	93,616	100,296
Cash dividends paid per common share	$0.29	$0.26	$0.87	$0.74

AVNET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	April 1,	July 2,
	2023	2022

	(Thousands)
ASSETS
Current assets:
Cash and cash equivalents	$185,937	$153,693
Receivables	4,670,636	4,301,002
Inventories	5,354,009	4,244,148
Prepaid and other current assets	232,956	177,783
Total current assets	10,443,538	8,876,626
Property, plant and equipment, net	400,320	315,204
Goodwill	770,906	758,833
Operating lease assets	222,852	227,138
Other assets	271,694	210,731
Total assets	$12,109,310	$10,388,532

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$76,335	$174,422
Accounts payable	3,136,862	3,431,683
Accrued expenses and other	704,684	591,020
Short-term operating lease liabilities	51,869	54,529
Total current liabilities	3,969,750	4,251,654
Long-term debt	3,032,864	1,437,400
Long-term operating lease liabilities	192,519	199,418
Other liabilities	278,576	307,300
Total liabilities	7,473,709	6,195,772
Shareholders’ equity	4,635,601	4,192,760
Total liabilities and shareholders’ equity	$12,109,310	$10,388,532

AVNET, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended
	April 1, 2023	April 2, 2022

	(Thousands)
Cash flows from operating activities:
Net income	$615,572	$445,556

Non-cash and other reconciling items:
Depreciation	59,870	65,719
Amortization	5,169	12,034
Amortization of operating lease assets	39,962	40,298
Deferred income taxes	(11,053)	1,423
Stock-based compensation	30,057	28,638
Other, net	7,986	47,667
Changes in (net of effects from businesses acquired and divested):
Receivables	(320,097)	(880,957)
Inventories	(1,033,381)	(549,999)
Accounts payable	(331,352)	628,822
Accrued expenses and other, net	(10,974)	141,381
Net cash flows used for operating activities	(948,241)	(19,418)

Cash flows from financing activities:
Issuance of notes, net of discounts	498,615	—
Borrowings under accounts receivable securitization, net	261,000	57,400
Borrowings under senior unsecured credit facility, net	763,991	—
Borrowings (repayments) under bank credit facilities and other debt, net	(90,256)	117,982
Repurchases of common stock	(221,282)	(88,952)
Dividends paid on common stock	(79,807)	(73,253)
Other, net	(9,814)	(16,853)
Net cash flows provided by (used for) financing activities	1,122,447	(3,676)

Cash flows from investing activities:
Purchases of property, plant and equipment	(137,804)	(33,679)
Proceeds from liquidation of Company owned life insurance policies	—	84,343
Other, net	(16,326)	724
Net cash flows (used) provided by investing activities	(154,130)	51,388
Effect of currency exchange rate changes on cash and cash equivalents	12,168	(28,528)
Cash and cash equivalents:
— increase (decrease)	32,244	(234)
— at beginning of period	153,693	199,691
— at end of period	$185,937	$199,457

Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information including (i) adjusted operating income, (ii) adjusted operating expenses, (iii) adjusted other income (expense), (iv) adjusted income before income taxes, (v) adjusted income tax expense (benefit), and (vi) adjusted diluted earnings per share.

There are also references to the impact of foreign currency in the discussion of the Company’s results of operations. When the U.S. Dollar strengthens and the stronger exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is a decrease in U.S. Dollars of reported results. Conversely, when the U.S. Dollar weakens and the weaker exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is an increase in U.S. Dollars of reported results. In the discussion of the Company’s results of operations, results excluding this impact are referred to as “constant currency.” Management believes sales in constant currency is a useful measure for evaluating current period performance as compared with prior periods and for understanding underlying trends. In order to determine the translation impact of changes in foreign currency exchange rates on sales, income or expense items for subsidiaries reporting in currencies other than the U.S. Dollar, the Company adjusts the average exchange rates used in current periods to be consistent with the average exchange rates in effect during the comparative period.

Management believes that operating income and operating expenses adjusted for restructuring, integration and other expenses, and amortization of acquired intangible assets and other, are useful measures to help investors better assess and understand the Company’s operating performance. This is especially the case when comparing results with previous periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of Avnet’s normal operating results or non-cash in nature. Management analyzes operating income and operating expenses without the impact of these items as an indicator of ongoing margin performance and underlying trends in the business. Management also uses these non-GAAP measures to establish operational goals and, in most cases, for measuring performance for compensation purposes. Management measures operating income for its reportable segments excluding restructuring, integration and other expenses, Russian-Ukraine conflict related expenses and amortization of acquired intangible assets and other.

Additional non-GAAP metrics management uses is adjusted operating income margin, which is defined as adjusted operating income (as defined above) divided by sales.

Management also believes income tax expense (benefit), net income and diluted earnings per share adjusted for the impact of the items described above, gain on legal settlements, and certain items impacting other income (expense) and income tax expense (benefit) are useful to investors because they provide a measure of the Company’s net profitability on a more comparable basis to historical periods and provide a more meaningful basis for forecasting future performance. Adjustments to income tax expense (benefit) and the effective income tax rate include the effect of changes in tax laws, certain changes in valuation allowances and unrecognized tax benefits, income tax audit settlements and adjustments to the adjusted interim effective tax rate based upon the expected annual adjusted effective tax rate. Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes net income and diluted earnings per share excluding the impact of these items provides an important measure of the Company’s net profitability for the investing public.

Any analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, results presented in accordance with GAAP.

	Fiscal	Quarters Ended
	Year to Date	April 1,	December 31,	October 1,
	2023*	2023	2022	2022

	($ in thousands, except per share amounts)
GAAP selling, general and administrative expenses	$1,460,984	$498,219	$485,127	$477,636
Amortization of intangible assets and other	(5,175)	(876)	(1,541)	(2,759)
Adjusted operating expenses	1,455,809	497,343	483,586	474,877

GAAP operating income	$903,138	$313,629	$298,973	$290,537
Amortization of intangible assets and other	5,175	876	1,541	2,759
Adjusted operating income	908,313	314,505	300,514	293,296

GAAP income before income taxes	$792,482	$243,587	$303,134	$245,762
Amortization of intangible assets and other	5,175	876	1,541	2,759
Gain on legal settlements	(61,705)	-	(61,705)	-
Adjusted income before income taxes	735,952	244,463	242,970	248,521

GAAP income tax expense	$176,910	$56,161	$59,248	$61,501
Amortization of intangible assets and other	1,153	203	345	605
Gain on legal settlements	(14,539)	-	(14,539)	-
Income tax expense items, net	10,870	3,529	12,287	(4,946)
Adjusted income tax expense	174,394	59,893	57,341	57,160

GAAP net income	$615,572	$187,426	$243,886	$184,261
Amortization of intangible assets and other (net of tax)	4,022	673	1,196	2,154
Gain on legal settlements (net of tax)	(47,166)	-	(47,166)	-
Income tax expense items, net	(10,870)	(3,529)	(12,287)	4,946
Adjusted net income	561,558	184,570	185,629	191,361

GAAP diluted earnings per share	$6.58	$2.03	$2.63	$1.93
Amortization of intangible assets and other (net of tax)	0.04	0.01	0.01	0.02
Gain on legal settlements (net of tax)	(0.50)	-	(0.51)	-
Income tax expense items, net	(0.12)	(0.04)	(0.13)	0.05
Adjusted diluted EPS	6.00	2.00	2.00	2.00

* May not foot/cross foot due to rounding.

		Quarters Ended
	Fiscal Year	July 2,	April 2,	January 1,	October 2,
	2022*	2022*	2022*	2022*	2021*

	($ in thousands, except per share amounts)
GAAP selling, general and administrative expenses	$1,994,847	$494,943	$512,364	$501,363	$486,178
Amortization of intangible assets and other	(15,038)	(2,929)	(3,074)	(3,796)	(5,239)
Adjusted operating expenses	1,979,809	492,014	509,290	497,567	480,939

GAAP operating income	$939,011	$284,688	$274,408	$211,672	$168,243
Restructuring, integration and other expenses	5,272	-	-	-	5,272
Russian-Ukraine conflict related expenses	26,261	-	26,261	-	-
Amortization of intangible assets and other	15,038	2,929	3,074	3,796	5,239
Adjusted operating income	985,582	287,617	303,743	215,468	178,754

GAAP income before income taxes	$833,334	$248,541	$248,025	$191,779	$144,990
Restructuring, integration and other expenses	5,272	-	-	-	5,272
Russian-Ukraine conflict related expenses	26,261	-	26,261	-	-
Amortization of intangible assets and other	15,038	2,929	3,074	3,796	5,239
Other expenses	4,935	4,494	-	-	441
Adjusted income before income taxes	884,840	255,964	277,360	195,575	155,942

GAAP income tax expense	$140,955	$1,718	$64,608	$40,958	$33,672
Restructuring, integration and other expenses	1,012	-	-	-	1,012
Russian-Ukraine conflict related expenses	6,836	-	6,836	-	-
Amortization of intangible assets and other	3,080	711	667	704	998
Other expenses	1,092	956	-	-	136
Income tax benefit (expense) items, net	40,376	49,142	(8,613)	2,917	(3,070)
Adjusted income tax expense	193,351	52,527	63,498	44,579	32,748

GAAP net income	$692,379	$246,823	$183,417	$150,821	$111,318
Restructuring, integration and other expenses (net of tax)	4,260	-	-	-	4,260
Russian-Ukraine conflict related expenses (net of tax)	19,425	-	19,425	-	-
Amortization of intangible assets and other (net of tax)	11,958	2,218	2,407	3,092	4,241
Other expenses (net of tax)	3,843	3,538	-	-	305
Income tax (benefit) expense items, net	(40,376)	(49,142)	8,613	(2,917)	3,070
Adjusted net income	691,489	203,437	213,862	150,996	123,194

GAAP diluted earnings per share	$6.94	$2.51	$1.84	$1.50	$1.10
Restructuring, integration and other expenses (net of tax)	0.04	-	-	-	0.04
Russian-Ukraine conflict related expenses (net of tax)	0.19	-	0.20	-	-
Amortization of intangible assets and other (net of tax)	0.12	0.02	0.02	0.03	0.04
Other expenses (net of tax)	0.04	0.04	-	-	0.00
Income tax (benefit) expense items, net	(0.40)	(0.50)	0.09	(0.03)	0.03
Adjusted diluted EPS	6.93	2.07	2.15	1.51	1.22

* May not foot/cross foot due to rounding and differences in average diluted shares between quarterly periods compared to the fiscal year.

Sales in Constant Currency

The following table presents reported sales growth rates and sales growth rates in constant currency for the third quarter and first nine months of fiscal 2023 compared to the third quarter and first nine months of fiscal 2022.

	Quarter Ended				Nine Months Ended
		Sales				Sales
		Year-Year %		Sales Sequential %		Year-Year %
	Sales	Change in	Sales	Change in	Sales	Change in
	Year-Year	Constant	Sequential	Constant	Year-Year	Constant
	% Change	Currency	% Change	Currency	% Change	Currency
Avnet	0.4%	3.4%	(3.0)%	(5.0)%	11.4%	17.1%
Avnet by region
Americas	5.4%	5.4%	2.0%	2.0%	18.6%	18.6%
EMEA	9.5	15.4	6.1	1.4	17.4	30.6
Asia	(10.1)	(8.0)	(13.5)	(14.4)	3.1	6.1
Avnet by segment
EC	0.7%	3.5%	(4.0)%	(5.9)%	12.8%	18.4%
Farnell	(3.0)	1.4	11.5	8.7	(5.6)	1.0

Historical Segment Financial Information

		Quarters Ended
	Fiscal	Third Quarter	Second Quarter	First Quarter
	Year to Date	April 1,	December 31,	October 1,
	2023*	2023	2022	2022

	(in millions)
Sales:
Electronic Components	$18,693.4	$6,059.6	$6,309.5	$6,324.2
Farnell	1,288.9	455.0	408.0	425.9
Avnet sales	$19,982.3	$6,514.6	$6,717.5	$6,750.1

Operating income:
Electronic Components	$869.2	$305.2	$296.7	$267.3
Farnell	129.4	40.9	36.9	51.6
	998.6	346.1	333.6	318.9
Corporate expenses	(90.3)	(31.6)	(33.1)	(25.6)
Amortization of acquired intangible assets and other	(5.2)	(0.9)	(1.5)	(2.8)
Avnet operating income	$903.1	$313.6	$299.0	$290.5

Sales by geographic area:
Americas	$5,075.0	$1,714.9	$1,681.2	$1,678.9
EMEA	6,778.8	2,393.4	2,255.9	2,129.5
Asia	8,128.4	2,406.3	2,780.4	2,941.7
Avnet sales	$19,982.3	$6,514.6	$6,717.5	$6,750.1

* May not foot/cross foot due to rounding.

		Fiscal Year 2022
		Quarters Ended
		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	Fiscal Year	July 2,	April 2,	January 1,	October 2,
	2022*	2022*	2022	2022	2021

	(in millions)
Sales:
Electronic Components	$22,503.3	$5,930.4	$6,019.1	$5,424.3	$5,129.5
Farnell	1,807.4	442.3	469.0	440.9	455.2
Avnet sales	$24,310.7	$6,372.7	$6,488.1	$5,865.2	$5,584.7

Operating income:
Electronic Components	$872.0	$255.6	$265.0	$188.9	$162.4
Farnell	242.5	62.9	69.8	60.2	49.6
	1,114.5	318.5	334.8	249.1	212.0
Corporate expenses	(128.9)	(30.9)	(31.1)	(33.6)	(33.3)
Restructuring, integration and other expenses	(5.3)	-	-	-	(5.3)
Russian-Ukraine conflict related expenses	(26.3)	-	(26.3)	-	-
Amortization of acquired intangible assets and other	(15.0)	(2.9)	(3.1)	(3.8)	(5.2)
Avnet operating income	$939.0	$284.7	$274.4	$211.7	$168.2

Sales by geographic area:
Americas	$5,896.0	$1,618.4	$1,627.2	$1,391.5	$1,258.8
EMEA	7,838.1	2,064.0	2,185.7	1,840.8	1,747.6
Asia	10,576.6	2,690.3	2,675.2	2,632.9	2,578.3
Avnet sales	$24,310.7	$6,372.7	$6,488.1	$5,865.2	$5,584.7

* May not foot/cross foot due to rounding.

Guidance Reconciliation

There are no significant differences expected between the above adjusted diluted earnings per share guidance and GAAP diluted earnings per share guidance for the fourth quarter of fiscal 2023.